SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  January 3, 2003

Centex Home Equity Loan Trust 2002-D,

Centex Home Loan Asset-Backed Certificates, Series 2002-D

CHEC FUNDING, LLC
(Exact name of registrant as specified in its charter)
Delaware	333-69800	75-2851805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2728 North Harwood Street Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (214) 981-5000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.

Other Events.

CHEC Funding, LLC, as depositor (the “Depositor”) registered issuance of Asset-Backed Certificates and Asset-Backed Notes on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-333-69800) (as amended, the “Registration Statement”).  Pursuant to the Registration Statement, the Depositor caused Centex Home Equity Loan Trust 2002-D to issue $600,000,000 principal amount of Home Equity Loan Asset-Backed Certificates, Series 2002-D (the “Certificates”), on December 12, 2002 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 2002, among the Depositor, Centex Home Equity Corporation, as a seller and servicer, Harwood Street Funding II, LLC as conduit seller and JPMorgan Chase Bank, as trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits:

4.1

Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEC FUNDING, LLC

By:_/s/ Jeffrey B. Upperman

Name: Jeffrey B. Upperman

Title: Vice President

Date:

January 3, 2003

Exhibit Index

Exhibit

4.1

Pooling and Servicing Agreement

EXHIBIT 4.1